UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2011

Summit Growth Corporation

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	000-52346	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Nautilus Global Partners

700 Gemini, Suite 100, Houston, TX 77056

(Address of principal executive offices including zip code)

(281) 488-3883

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION AND BYLAWS;
CHANGE IN FISCAL YEAR.

On February 10, 2011, our board of directors approved a change in our fiscal year from a fiscal year ending June 30 to a fiscal year ending on December 31. The change in our fiscal year took effect on February 10, 2011.  Therefore, our 2011 fiscal year will end on December 31, 2011. The Company will file a transition report on Form 10-Q on or before May 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT GROWTH CORPORATION

Date: February 11, 2011	By:	/s/ Karl Brenza
Karl Brenza President